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Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF
AVAYA INC.

        The unaudited pro forma combined financial statements of Avaya Inc. (the "Company" or "Avaya") set forth below are based on the audited consolidated financial statements of Avaya as of and for the year ended September 30, 2003, the audited consolidated financial statements of Expanets, Inc. ("Expanets") as of and for the nine month periods ended September 30, 2003 and the unaudited consolidated financial statements of Expanets for the three months ended December 31, 2002.

        The unaudited pro forma combined statements of operations have been prepared as if the transactions described below occurred on October 1, 2002. The unaudited pro forma combined balance sheets reflect these transactions as if they occurred on September 30, 2003.

1.
In November 2003, Avaya acquired substantially all of the assets and assumed certain liabilities of Expanets, a subsidiary of NorthWestern Corporation ("NorthWestern"), in a transaction accounted for as a business combination. Expanets is a nationwide provider of networked communications and data products and services to small and mid-sized businesses and, prior to the acquisition one of Avaya's largest dealers. Transactions between Avaya and Expanets included the sale of products and services by Avaya to Expanets and payment of a fixed monthly fee by Avaya to Expanets related to certain maintenance service contracts.

  Under the terms of the asset purchase agreement, Avaya paid a purchase price of approximately $97 million, which was allocated to the fair value of the net assets acquired at the date of acquisition of $34 million (includes intangible assets of $32 million), and the remainder of $63 million being recorded as goodwill. The net assets acquired are subject to a working capital adjustment that is expected to be finalized in March 2004.

2.
In a series of transactions in December 2003 and January 2004, Avaya sold certain assets and liabilities related to operations of the Expanets business that distributed other vendors' products. These operations have been disclosed as discontinued operations and eliminated in the Expanets Adjusted Statements of operations and balance sheets.

3.
In October 2003, the Company agreed to sell certain assets and liabilities of its Connectivity Solutions business ("Connectivity") to CommScope, Inc. ("CommScope"). On January 31, 2004, the sale was completed, except the sale of certain remaining international operations that will be completed later in 2004. Under the terms of the agreement signed with CommScope, the Company received approximately $250 million of cash and 1,761,538 shares of CommScope common stock valued at approximately $33 million on the closing date. Any gain or loss resulting from the sale will be included in the Company's results of operations in the second quarter of fiscal 2004. If certain assets and liabilities are not transferred by the end of the second quarter, an additional gain or loss from the sale will be recorded in the third quarter of fiscal 2004.

AVAYA INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2003
Avaya Pro Forma
(in millions, except per share amounts)

	Avaya Adjusted	Expanets Adjusted	Intercompany Eliminations	Avaya Pro Forma
REVENUE	$3,796	$446	$(128)	$4,114

COSTS	2,157	257	(128)	2,286

GROSS MARGIN	1,639	189	—	1,828

OPERATING EXPENSES
Selling, general and administrative	1,245	258	(34)	1,469
Business restructuring charges (reversals) and related expenses, net	(5)	—	—	(5)
Research and development	336	—	—	336

TOTAL OPERATING EXPENSES	1,576	258	(34)	1,800

OPERATING INCOME (LOSS)	63	(69)	34	28
Gain on extinguishment of debt	—	27	—	27
Other income (expense), net	(29)	32	(34)	(31)
Interest expense	(78)	(19)	—	(97)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(44)	(29)	—	(73)
Provision for income taxes	84	—	—	84

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(128)	$(29)	$—	$(157)

Shares used in computing loss per common share:
Basic and Diluted				378
Loss per common share from continuing operations:
Basic and Diluted				$(0.41)

See Notes to Unaudited Pro Forma Combined Financial Statements

AVAYA INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2003
Avaya Adjusted
(in millions, except per share amounts)

	Avaya As Reported	Less: Connectivity Solutions	Avaya Adjusted
REVENUE	$4,338	$542	$3,796
COSTS	2,552	395	2,157

GROSS MARGIN	1,786	147	1,639

OPERATING EXPENSES
Selling, general and administrative	1,314	69	1,245
Business restructuring charges (reversals) and related expenses, net	(5)	—	(5)
Research and development	363	27	336

TOTAL OPERATING EXPENSES	1,672	96	1,576

OPERATING INCOME (LOSS)	114	51	63
Gain on extinguishment of debt	—	—	—
Other income (expense), net	(31)	(2)	(29)
Interest expense	(78)	—	(78)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	49	(44)
Provision for income taxes	93	9	84

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(88)	$40	$(128)

Shares used in computing loss per common share:
Basic and Diluted	378
Loss per common share from continuing operations:
Basic and Diluted	$(0.23)

See Notes to Unaudited Pro Forma Combined Financial Statements

AVAYA INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2003
Expanets Adjusted
(dollars in millions)

	Expanets Three Months Ended December 31, 2002	Expanets Nine Months Ended September 30, 2003	Expanets Twelve Months Ended September 30, 2003	Less: Discontinued Operations	Purchase Accounting Adjustments	Expanets Adjusted
REVENUE	$117	$505	$622	$176	$—	$446
COSTS	74	297	371	114	—	257

GROSS MARGIN	43	208	251	62	—	189

OPERATING EXPENSES
Selling, general and administrative	107	252	359	65	(36)	258
Business restructuring charges (reversals) and related expenses, net	—	—	—	—	—	—
Research and development	—	—	—	—	—	—

TOTAL OPERATING EXPENSES	107	252	359	65	(36)	258

OPERATING INCOME (LOSS)	(64)	(44)	(108)	(3)	36	(69)
Gain on extinguishment of debt	—	27	27	—	—	27
Other income (expense), net	3	25	28	(4)	—	32
Interest expense	(8)	(22)	(30)	(11)	—	(19)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(69)	(14)	(83)	(18)	36	(29)
Provision for income taxes	—	4	4	—	(4)	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(69)	$(18)	$(87)	$(18)	$40	$(29)

See Notes to Unaudited Pro Forma Combined Financial Statements

AVAYA INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003
Avaya Pro Forma
(dollars in millions, except per share amounts)

	Avaya Adjusted	Expanets Adjusted	Intercompany Eliminations	Avaya Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,447	$(94)	$—	$1,353
Receivables, net	642	45	(20)	667
Inventory	264	24	—	288
Deferred income taxes, net	69	—	—	69
Other current assets	190	4	—	194

TOTAL CURRENT ASSETS	2,612	(21)	(20)	2,571

Property, plant and equipment, net	604	17	—	621
Deferred income taxes, net	370	—	—	370
Goodwill	146	63	—	209
Other assets	211	38	—	249

TOTAL ASSETS	$3,943	$97	$(20)	$4,020

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$305	45	$(20)	330
Business restructuring reserve	66	—	—	66
Payroll and benefit obligations	261	—	—	261
Deferred revenue	137	18	—	155
Other current liabilities	312	25	—	337

TOTAL CURRENT LIABILITIES	1,081	88	(20)	1,149

Long-term debt	953	—	—	953
Benefit obligations	1,224	—	—	1,224
Other liabilites	491	19	—	510

TOTAL NON-CURRENT LIABILITIES	2,668	19	—	2,687

Commitments and contingencies
STOCKHOLDERS' EQUITY
Series A junior participating preferred stock, par value $1.00 per share, 7.5 million shares authorized; none issued and outstanding	—	—	—	—
Common stock, par value $0.01 per share, 1.5 billion shares authorized, 419,434,414 shares issued (including 878,254 treasury shares)	4	—	—	4
Additional paid-in capital	2,151	—	—	2,151
Accumulated deficit	(1,243)	(10)	—	(1,253)
Accumulated other comprehensive loss	(712)	—	—	(712)
Less treasury stock at cost	(6)	—	—	(6)

TOTAL STOCKHOLDERS' EQUITY	194	(10)	—	184

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,943	$97	$(20)	$4,020

See Notes to Unaudited Pro Forma Combined Financial Statements

AVAYA INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003
Avaya Adjusted
(dollars in millions, except per share amounts)

	Avaya As Reported	Sale of Connectivity Solutions	Avaya Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$1,192	$255	$1,447
Receivables, net	710	(68)	642
Inventory	406	(142)	264
Deferred income taxes, net	69	—	69
Other current assets	192	(2)	190

TOTAL CURRENT ASSETS	2,569	43	2,612

Property, plant and equipment, net	783	(179)	604
Deferred income taxes, net	370	—	370
Goodwill	146	—	146
Other assets	189	22	211

TOTAL ASSETS	$4,057	$(114)	$3,943

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$359	$(54)	305
Business restructuring reserve	66	—	66
Payroll and benefit obligations	278	(17)	261
Deferred revenue	137	—	137
Other current liabilities	328	(16)	312

TOTAL CURRENT LIABILITIES	1,168	(87)	1,081

Long-term debt	953	—	953
Benefit obligations	1,238	(14)	1,224
Other liabilites	498	(7)	491

TOTAL NON-CURRENT LIABILITIES	2,689	(21)	2,668

Commitments and contingencies
STOCKHOLDERS' EQUITY
Series A junior participating preferred stock, par value $1.00 per share, 7.5 million shares authorized; none issued and outstanding	—	—	—
Common stock, par value $0.01 per share, 1.5 billion shares authorized, 419,434,414 shares issued (including 878,254 treasury shares)	4	—	4
Additional paid-in capital	2,151	—	2,151
Accumulated deficit	(1,270)	27	(1,243)
Accumulated other comprehensive loss	(679)	(33)	(712)
Less treasury stock at cost	(6)	—	(6)

TOTAL STOCKHOLDERS' EQUITY	200	(6)	194

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,057	$(114)	$3,943

See Notes to Unaudited Pro Forma Combined Financial Statements

AVAYA INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003
Expanets Adjusted
(dollars in millions, except per share amounts)

	Expanets	Adjustments	Less: Discontinued Operations	Expanets Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$4	$(98)	$—	$(94)
Receivables, net	81	(22)	14	45
Inventory	121	(95)	2	24
Deferred income taxes, net	—	—	—	—
Other current assets	8	(4)	—	4

TOTAL CURRENT ASSETS	214	(219)	16	(21)

Property, plant and equipment, net	56	(39)	—	17
Deferred income taxes, net	—	—	—	—
Goodwill	86	(23)	—	63
Other assets	124	(86)	—	38

TOTAL ASSETS	$480	$(367)	$16	$97

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$45	$3	$3	45
Business restructuring reserve	—	—	—	—
Payroll and benefit obligations	—	—	—	—
Due to NorthWestern	216	(216)	—	—
Deferred revenue	112	(94)	—	18
Other current liabilities	124	(96)	3	25

TOTAL CURRENT LIABILITIES	497	(403)	6	88

Long-term debt	7	(7)	—	—
Benefit obligations	—	—	—	—
Other liabilites	8	11	—	19

TOTAL NON-CURRENT LIABILITIES	15	4	—	19

Commitments and contingencies
Mandatorily redeemable preferred stock, par value $0.0001 per share	363	(363)	—	—
STOCKHOLDERS' EQUITY
Preferred stock, par value $0.0001 per share
Series A, 600,000 shares authorized, 198,888 issued; stated at redemption value	33	(33)	—	—
Common stock, par value $0.001 per share
Class A, 400,000,000 shares authorized, 29,460,385 issued	—	—	—	—
Class B, 50,000,000 shares authorized, 50,000 issued	—	—	—	—
Class C, 60,000,000 shares authorized, 13,581,304 issued	—	—	—	—
Additional paid-in capital	218	(218)	—	—
Accumulated deficit	(603)	603	10	(10)
Accumulated other comprehensive loss	—	—	—	—
Less treasury stock at cost	(43)	43	—	—

TOTAL STOCKHOLDERS' EQUITY	(395)	395	10	(10)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$480	$(367)	$16	$97

See Notes to Unaudited Pro Forma Combined Financial Statements

Notes to the Unaudited Pro forma Combined Financial Statements of Avaya Inc. (Avaya)

Note 1.    Basis of Presentation

        The unaudited pro forma combined financial statements of Avaya Inc. (the "Company" or "Avaya") give effect to the following transactions:

  1.
  Acquisition of substantially all of the assets and assumption of certain liabilities of Expanets, Inc. ("Expanets"), a subsidiary of NorthWestern Corporation ("NorthWestern") in a transaction accounted for as a business combination.

  2.
  Sale by Avaya of certain assets and liabilities of the Expanets business that distributed other vendors' products.

  3.
  Sale of certain assets and liabilities of Avaya's Connectivity Solutions business ("Connectivity") to CommScope Inc. ("CommScope")

        The unaudited pro forma combined balance sheets at September 30, 2003 and the unaudited pro forma combined statements of operations for the twelve months ended September 30, 2003 are based on the combined balance sheets and statements of operations of Avaya and Expanets, respectively. The acquisition of Expanets by Avaya in November 2003 and the sale of Connectivity in January 2004 have been reflected in the combined pro forma statements of operations as if both of these transactions occurred on October 1, 2002. The pro forma combined balance sheets reflect both of the above transactions as if they occurred on September 30, 2003.

Note 2.    Sale of Connectivity

(a)
The pro forma combined statements of operations gives effect to the disposition of Connectivity as if the transaction occurred on October 1, 2002 and accordingly the results of operations of Connectivity have been removed from the pro forma combined statement of operations. A gain is expected to be recorded in Avaya's consolidated financial statements in the second quarter of fiscal 2004, but such gain has not been included in the pro forma combined statement of operations.

(b)
The pro forma combined balance sheet gives effect to the disposition of the net assets of Connectivity sold to CommScope and the consideration received, which consisted of cash of approximately $250 million and 1,761,538 shares of CommScope common stock valued at $33 million and reflected in other assets. Included in the pro forma combined balance sheets is the reversal of $33 million of foreign exchange translation gains related to the net assets of Connectivity sold to CommScope.

Note 3.    Expanets Adjustments

Acquisition of Expanets

        The pro forma combined statement of operations gives effect to the purchase accounting adjustments as if the acquisition of Expanets occurred on October 1, 2002. These include the following adjustments to the combined statements of operations:

  1.
  Elimination of amortization of $33 million related to the intangible assets recorded by Expanets and recording $1 million related to the amortization of customer relationships of $21 million recorded by Avaya at date of acquisition computed over their useful life of 15 years.

  2.
  Elimination of depreciation of $4 million reflecting the write-down of property, plant and equipment.

  3.
  Goodwill is not amortized in accordance with the provisions of Statement of Financial Accounting Standard (SFAS) 142.

  4.
  The Expanets provision for income taxes has been eliminated because there will be no incremental income taxes as a result of including Expanents results in the Company's pro forma combined financial statements for the year ended September 30, 2003.

        Under the terms of the Expanets asset purchase agreement, the Company paid a purchase price at the closing of $97 million, consisting of (i) approximately $55 million in cash paid to Expanets, (ii) approximately $27 million paid to a creditor of Expanets to satisfy a debt obligation of Expanets and (iii) approximately $15 million deposited into an escrow account to satisfy certain liabilities of Expanets.

        The $97 million purchase price, which is reflected in the pro forma combined balance sheets as a reduction of cash and cash equivalents, is subject to a working capital adjustment to be prepared by the Company in the second quarter of fiscal 2004. This working capital adjustment is subject to the review and agreement of NorthWestern.

        The $97 million purchase price was allocated to the fair value of net assets of $34 million at the date of acquisition and the remainder of $63 million was recorded as goodwill. The net assets recorded are reflected in the Expanets Adjusted column of the Expanets Adjusted combined balance sheets along with the $97 million of cash paid by Avaya. The net assets recorded are:

(dollars in millions)
Cash and cash equivalents	$3
Accounts receivable, net	45
Inventory	24
Other current assets	4
Property, plant and equipment	17
Other assets (include intangible assets of $32 million)	38
Current liabilities	(88)
Non current liabilities	(19)
Net assets from discontinued operations	10

$34

        The pro forma combined balance sheets gives effect to the estimated fair value of the assets and liabilities of Expanets acquired and recorded by Avaya, as if the transaction occurred on September 30, 2003. The adjustments column in the pro forma combined balance sheet reflects both, the activity of Expanets between October 1, 2003 and the date of acquisition of Expanets by Avaya (November 25, 2003), and the purchase accounting adjustments. The purchase accounting adjustments, reflected in the pro forma combined balance sheets, include:

  1.
  Write-down of receivables ($13 million), inventory ($62 million) and deferred revenue ($58 million) related primarily to the Expanets business that distributed other vendors' products. These operations were sold in December 2003 and January 2004 for approximately the net realizable values used in the Company's purchase price allocation.

  2.
  Write-down of identifiable intangible assets to $32 million (other assets), consisting of $21 million of customer relationships (15 year life) and $11 million of agency relationships (indefinite life). Customer relationships represent a database of information that acts as a source of recurring business for the Company. The information contained in the database includes the preferences of the customer, along with the history of services provided to the customer. Agency relationships represent the relationship Expanets has with multiple phone carriers across the U.S. The Company receives a commission for selling phone services to its customers on behalf of the phone carriers.

  3.
  Write-down of property, plant and equipment by $38 million to its estimated fair value.

  4.
  The Company recorded liabilities of $21 million for severance and lease termination obligations as of the acquisition date, which are included in goodwill. These restructuring costs consisted of $10 million (other current liabilities) of employee separation benefits for approximately 1,750 employees and $11 million (other liabilities—non-current) related to the closure of duplicate real estate facilities. The Company expects to have completed the severance payments by the end of fiscal 2004 and to have substantially completed the lease termination obligations by fiscal 2007.

        The above adjustments have been prepared on a preliminary basis, and reasonable changes are expected as additional information becomes available upto one year from the date of acquisition.

Note 4.    Sale of Portion of Expanets

        During December 2003 and January 2004 in a series of transactions, the Company sold certain assets and liabilities of the Expanets business that distribute other vendors' products. The pro forma financial statements exclude the results of operations and net assets of these businesses.

Note 5.    Elimination of Intercompany Balances

        As noted in the introduction to the pro forma combined financial statements, Expanets was one of Avaya's largest dealers. The pro forma combined financial statements eliminate transactions between Avaya and Expanets representing direct sales, related receivables and payables and certain maintenance related expense payments by Avaya to Expanets.

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  Exhibit 99.2
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF AVAYA INC.
AVAYA INC. AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2003 Avaya Pro Forma (in millions, except per share amounts)
AVAYA INC. AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2003 Avaya Adjusted (in millions, except per share amounts)
AVAYA INC. AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2003 Expanets Adjusted (dollars in millions)
AVAYA INC. UNAUDITED PRO FORMA COMBINED BALANCE SHEETS AS OF SEPTEMBER 30, 2003 Avaya Pro Forma (dollars in millions, except per share amounts)
AVAYA INC. UNAUDITED PRO FORMA COMBINED BALANCE SHEETS AS OF SEPTEMBER 30, 2003 Avaya Adjusted (dollars in millions, except per share amounts)
AVAYA INC. UNAUDITED PRO FORMA COMBINED BALANCE SHEETS AS OF SEPTEMBER 30, 2003 Expanets Adjusted (dollars in millions, except per share amounts)
Notes to the Unaudited Pro forma Combined Financial Statements of Avaya Inc. (Avaya)